                         1,315,790 Preferred Securities

                        Union Bankshares Capital Trust I

                  ____% Cumulative Trust Preferred Securities

           (Liquidation Amount of $7.60 per Trust Preferred Security)

                             UNDERWRITING AGREEMENT


Bigelow & Company
As representative of the several
   Underwriters named in Schedule A
1401 Seventeenth Street, Suite 1300
Denver, CO 80202

Dear Sirs:

         Union Bankshares, Ltd., a Delaware corporation (the "Company") and its financing subsidiary, Union Bankshares Capital Trust I, a Delaware business trust (the "Trust," and hereinafter together with the Company, the "Offerors"), propose that the Trust issue and sell to the several Underwriters named in Schedule A (the "Underwriters"), (who are acting severally and not jointly) pursuant to the terms of this Agreement, 1,315,790 shares of the Trust's ____% Cumulative Trust Preferred Securities, with a liquidation amount of $7.60 per preferred security (the "Preferred Securities"), to be issued under the Trust Agreement (as hereinafter defined), the terms of which are more fully described in the Prospectus (as hereinafter defined). The aforementioned 1,315,790 Preferred Securities to be sold to the Underwriters are herein called the "Firm Preferred Securities." Solely for the purpose of covering over-allotments in the sale of the Firm Preferred Securities, the Offerors further propose that the Trust issue and sell to the Underwriters, at their option, up to an additional 131,578 Preferred Securities (the "Option Preferred Securities") upon exercise of the over-allotment option granted in Section 1 hereof. The Firm Preferred Securities and any Option Preferred Securities are herein collectively referred to as the "Designated Preferred Securities."

         The Offerors hereby confirm as follows their agreement with the several Underwriters in connection with the proposed purchase of the Designated Preferred Securities.

         1. SALE, PURCHASE AND DELIVERY OF PREFERRED SECURITIES; DESCRIPTION OF PREFERRED SECURITIES.

                  (a) On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Offerors hereby agree that the Trust shall issue and sell to the several Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Trust, at a purchase price of $__ per Preferred Security (the "Purchase Price"), the Firm Preferred Securities each in the amount set forth in Schedule A. Because the proceeds from the sale of the Preferred Securities will be used to purchase from the Company its Debentures (as hereinafter defined and as described in the Prospectus), the Company shall pay to the Underwriters a commission as described in Section 3 (the "Preferred Securities Commission").

                  In addition, on the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Trust hereby grants to the Underwriters an option to purchase all or any portion of the 131,578 Option Preferred Securities, and upon the exercise of such option in accordance with this Section 1, the Offerors hereby agree that the Trust shall issue and sell to the Underwriters, and the Underwriters agree to purchase from the Trust, all or any portion of the Option Preferred Securities at the same Purchase Price per Preferred Security paid for the Firm Preferred Securities. Because the proceeds from the sale of the Firm Preferred Securities will be used to purchase from the Company its Debentures, the Company shall pay to the Underwriters the Preferred Securities Commission described in Section 3 for each Option Preferred Security purchased. The option hereby granted (the "Option") shall expire 30 days after the date upon which the Registration Statement (as hereinafter defined) becomes effective and may be exercised only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Preferred Securities. The Option may be exercised in whole or in part at any time (but not more than once) by the Underwriters by giving notice (confirmed in writing) to the Trust setting forth the number of Option Preferred Securities as to which the Underwriters are exercising the Option and the time, date and place for payment and delivery of certificates for such Option Preferred Securities. Such time and date of payment and delivery for the Option Preferred Securities (the "Option Closing Date") shall be determined by the Underwriters, but shall not be earlier than two nor later than five full business days after the exercise of such Option, nor in any event prior to the Closing Date (as hereinafter defined). The Option Closing Date may be the same as the Closing Date.

                  Payment of the Purchase Price and the Preferred Securities Commission and delivery of certificates for the Firm Preferred Securities shall be made at the offices of Bigelow & Company, as the representative of the Underwriters (the "Representative"), 1401 Seventeenth Street, Suite 1300, Denver, Colorado, 80202, or such other place as shall be agreed to by the Underwriters and the Offerors, at 10:00 a.m., Denver time, on December __, 1998, or at such other time not more than five full business days thereafter as the Offerors and the Underwriters shall determine (the "Closing Date"). If the Underwriters exercise the Option to purchase any or all of the Option Preferred Securities, payment of the Purchase Price and the Preferred Securities Commission and delivery of certificates for such Option Preferred Securities shall be made on the Option Closing Date at the Underwriter's offices, or at such other place as the Offerors and the Underwriter shall determine. Such payments shall be made to an account designated or on behalf of by the Trust by wire transfer or certified or bank cashier's check, in clearing house or similar next day available funds in the amount of the Purchase Price therefor, against delivery by or on behalf of the Trust to the Underwriters of certificates for the Designated Preferred Securities to be purchased by the Underwriters.

                  The Agreement contained herein with respect to the timing of the Closing Date and the Option Closing Date is intended to, and does, constitute an express agreement, as described in Rule 15c6-1(c) and (d) promulgated under the 1934 Act (as defined herein), for a settlement date other than four business days after the date of the contract.

                  Certificates for Designated Preferred Securities to be purchased hereunder shall be in book-entry form and registered in the name of Cede & Co. not later than 12:00 noon, Denver time, two business days prior to the Closing Date and, if applicable, the Option Closing Date. Delivery of the Preferred Securities may be made by credit through full fast transfer to the accounts at The Depository Trust Company ("DTC") designated by you and if not made by such credit delivery with will be made to DTC. Certificates for Designated Preferred Securities to be purchased by or on behalf of the Underwriters and registered in the name of Cede & Co. shall be made available by the Offerors to the Underwriters for inspection, checking and packaging at such office as the Underwriters may designate in writing not later than 1:00 p.m., Denver time, on the last business day prior to the Closing Date, and, if applicable, on the last business day prior to the Option Closing Date.

                  Time shall be of the essence, and delivery of the certificates for the Designated Preferred Securities at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Underwriters hereunder.

                  (b) The Offerors propose that the Trust issue the Designated Preferred Securities pursuant to a Trust Agreement among, Wilmington Trust Company, as Delaware Trustee, American Securities Transfer & Trust, Inc., as the Property Trustee, the Administrative Trustees named therein, (collectively, the "Trustees"), and the Company, in substantially the form heretofore delivered to the Underwriters, said Agreement being hereinafter referred to as the "Trust Agreement." In connection with the issuance of the Designated Preferred Securities, the Company proposes (i) to issue its Junior Subordinated Debentures (the "Debentures") pursuant to an Indenture, to be dated as of December __, 1998, between the Company and American Securities Transfer & Trust, Inc., as Trustee (the "Indenture") and
         (ii) to guarantee certain payments on the Preferred Securities pursuant to a Preferred Securities Guarantee Agreement between the Company and American Securities Transfer & Trust, Inc., as Guarantee Trustee (the "Guarantee"), to the extent described therein.

                  (c) The Representative hereby represents and warrants to the Offerors that it has the authority to enter into this Agreement on behalf of the several Underwriters and that the Underwriters have indicated their intention to the Representative their willingness to purchase severally and not jointly Designated Preferred Securities as provided herein.

         2.       REPRESENTATIONS AND WARRANTIES.

                  (a) The Offerors jointly and severally represent and warrant to, and agree with, the several Underwriters that:

                         (i) The reports filed with the Securities and Exchange Commission (the "Commission") by the Company under the Securities Exchange Act of 1934, as amended (the "1934 Act") and the rules and regulations thereunder (the "1934 Act Regulations") and incorporated into the Prospectus by reference, at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations and did not contain an untrue statement of fact or omit to state any fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                         (ii) The Offerors have prepared and filed with the Commission a registration statement on Form S-2 (File Number 333-66153) for the registration of $10,999,997 aggregate amount of the Designated Preferred Securities, the Guarantee and Debentures under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus subject to completion included therein, and one or more amendments or supplements to such registration statement may have been so filed, in each case in conformity with the requirements of the 1933 Act, the rules and regulations promulgated thereunder (the "1933 Act Regulations") and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations thereunder. Copies of such registration statement, including any amendments thereto, each Preliminary Prospectus (as defined herein) contained therein and the exhibits, financial statements and schedules to such registration statement, as finally amended and revised, have heretofore been delivered by the Offerors to the Underwriters. After the execution of this Agreement, the Offerors will file with the Commission (A) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the 1933 Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A of the 1933 Act Regulations ("Rule 430A") or permitted by Rule 424(b) of the 1933 Act Regulations ("Rule 424(b)") and as have been provided to and not objected to by the Underwriters prior to (or as are agreed to by the Underwriters subsequent to) the execution of this Agreement, or (B) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the 1933 Act, an amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective, a copy of which amendment has been furnished to and not objected to by the Underwriters prior to (or is agreed to by the Underwriters subsequent to) the execution of this Agreement. Except as required by applicable law as evidenced by a written opinion of counsel relating thereto, the Offerors will not file any amendment to the registration statement or any amended Preliminary Prospectus or any amendment thereto, of which the Underwriters have not been previously furnished a copy or to which the Underwriters or counsel thereto shall have reasonably objected in writing. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective under the 1933 Act, including (1) all financial schedules and exhibits thereto, (2) all documents (or portions thereof) incorporated by reference therein filed under the 1934 Act, and (3) any information omitted therefrom pursuant to Rule 430A and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each preliminary prospectus subject to completion filed with such registration statement or any amendment thereto including all documents (or portions thereof) incorporated by reference therein to documents filed under the 1934 Act (including the preliminary prospectus subject to completion, if any, included in the Registration Statement and each prospectus filed pursuant to Rule 424(a) under the 1933 Act); and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b)(1) or (4) if no prospectus is required to be filed pursuant to Rule 424(b)(1) or (4), the prospectus included in the Registration Statement, in each case including the financial schedules and all documents (or portions thereof) incorporated by reference therein to documents filed under the 1934 Act. The date on which the Registration Statement becomes effective under the 1933 Act is hereinafter referred to as the "Effective Date."

                           (iii) The documents incorporated by reference in the Preliminary Prospectus or Prospectus when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations, and when read together and with the other information in the Preliminary Prospectus or Prospectus, as the case may be, at the time the Registration Statement became or becomes effective and at the Closing Date and any Option Closing Date, did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           (iv) No order preventing or suspending the use of any Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) has been issued by the Commission, nor has the Commission, to the knowledge of the Offerors, threatened to issue such an order or instituted proceedings for that purpose. Each Preliminary Prospectus, at the time of filing thereof, (A) complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and (B) did not contain an untrue statement of fact or omit to state any fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty does not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Offerors by the Underwriters expressly for inclusion in the Prospectus beneath the heading "Underwriting" and on the cover page of the Prospectus with respect to price, underwriting discount and terms of the offering (such information referred to herein as the "Underwriter Information").

                           (v) At the Effective Date and at all times subsequent thereto, up to and including the Closing Date and, if applicable, the Option Closing Date, the Registration Statement and any post-effective amendment thereto (A) complied and will comply with the requirements of the 1933 Act, the 1933 Act Regulations and the Trust Indenture Act (and the rules and regulations thereunder) and (B) did not and will not contain an untrue statement of fact or omit to state any fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. At the Effective Date and at all times when the Prospectus is required to be delivered in connection with offers and sales of Designated Preferred Securities, including, without limitation, the Closing Date and, if applicable, the Option Closing Date, the Prospectus, as amended or supplemented, (1) complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the Trust Indenture Act (and the rules and regulations thereunder) and (2) did not contain and will not contain an untrue statement of fact or omit to state any fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty does not apply to Underwriter Information.

                           (vi) The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and as currently being conducted and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act").

                           (vii) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Delaware Business Trust Act with the power and authority (trust and other) to own its property and conduct its business as described in the Registration Statement and Prospectus, to issue and sell its common securities (the "Common Securities") to the Company pursuant to the Trust Agreement, to issue and sell the Designated Preferred Securities, to enter into and perform its obligations under this Agreement and to consummate the transactions herein contemplated; the Trust has no subsidiaries and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership of its property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have an adverse effect on the Trust; the Trust has conducted and will conduct no business other than the transactions contemplated by this Agreement and described in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Trust Agreement and the agreements and instruments contemplated by the Trust Agreement and described in the Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Trust Agreement and described in the Prospectus; the Trust is not a party to or subject to any action, suit or proceeding of any nature; the Trust is not, and at the Closing Date or any Option Closing Date will not be, to the knowledge of the Offerors, classified as an association taxable as a corporation for United States federal income tax purposes; and the Trust is, and as of the Closing Date or any Option Closing Date will be, treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

                           (viii) The Company has three subsidiaries, Union Bank & Trust (the "Bank"), the Trust and LSB Acquisition Corporation ("LSB"). The Bank, the Trust and LSB are hereinafter collectively referred to as the "Subsidiaries". The Company does not own or control, directly or indirectly, more than 5% of any class of equity security of any corporation, association or other entity other than the Subsidiaries. The Bank is a state chartered commercial bank, validly existing and in good standing under the laws of its jurisdiction of organization. The Bank has full corporate power and authority to own, lease and operate its properties and to conduct its business as described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and as currently being conducted. The Bank is a member of the Federal Reserve System, and no proceedings for the termination or revocation of such membership are pending, or, to the knowledge of the Company, threatened. The deposit accounts of the Bank are insured by the Bank Insurance Fund administered by the Federal Deposit Insurance Corporation (the "FDIC") up to the maximum amount provided by law, except to the extent the Prospectus discloses such deposit accounts are insured by the Savings Association Insurance Fund administered by the FDIC and to such extent the deposit accounts are so insured up to the maximum amount provided by law; and no proceedings for the modification, termination or revocation of any such insurance are pending or, to the knowledge of the Offerors, threatened.

                           (ix) The Company, the Bank and LSB are each duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property or conducts its business so as to require such qualification and in which the failure to so qualify would, individually or in the aggregate, have an adverse effect on the financial condition, earnings, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis. All of the issued and outstanding shares of capital stock of the Subsidiaries (A) have been duly authorized and are validly issued, (B) are fully paid and nonassessable except to the extent such shares may be deemed assessable under 12 U.S.C. Section 55 or 12 U.S.C. Section 1831o, and (C) except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, restriction upon voting or transfer, preemptive rights, claim or equity. Except as disclosed in the Prospectus, there are no outstanding rights, warrants or options to acquire or instruments convertible into or exchangeable for any capital stock or equity securities of the Subsidiaries.

                           (x) The capital stock of the Company and the equity securities of the Trust conform to the description thereof contained in the Prospectus or the financial information included therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). The outstanding shares of capital stock and equity securities of each Offeror have been duly authorized and validly issued and are fully paid and nonassessable, and no such shares were issued in violation of the preemptive or similar rights of any security holder of an Offeror; no person has any preemptive or similar right to purchase any shares of capital stock or equity securities of the Offerors. Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding rights, options or warrants to acquire from the Offerors any securities of the Offerors other than options issued under the Company's Equity Incentive Plan, Nonemployee Directors' Stock Option Plan and Option Bonus Plan, and there are no outstanding securities convertible into or exchangeable for any such securities and no restrictions upon the voting or transfer of any capital stock of the Company or equity securities of the Trust pursuant to the Company's corporate charter or bylaws, the Trust Agreement or any agreement or other instrument to which an Offeror is a party or by which an Offeror is bound.

                           (xi)     (A)      The Trust has all requisite power
                           and authority to issue, sell and deliver the Designated Preferred Securities in accordance with and upon the terms and conditions set forth in this Agreement, the Trust Agreement, the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). All corporate and trust action required to be taken by the Offerors for the authorization, issuance, sale and delivery of the Designated Preferred Securities in accordance with such terms and conditions has been validly and sufficiently taken. The Designated Preferred Securities, when delivered in accordance with this Agreement, will be duly and validly issued and outstanding, will be fully paid and nonassessable undivided beneficial interests in the assets of the Trust, will be entitled to the benefits of the Trust Agreement, will not be issued in violation of or subject to any preemptive or similar rights, and will conform in all material respects to the description thereof in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and the Trust Agreement. None of the Designated Preferred Securities, immediately prior to delivery, will be subject to any security interest, lien, mortgage, pledge, encumbrance, restriction upon voting or transfer, preemptive rights, claim, equity or other defect.

                                    (B)      The Debentures have been duly and
                           validly authorized, and, when duly and validly executed, authenticated and issued as provided in the Indenture and delivered to the Trust pursuant to the Trust Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and will conform in all material respects to the description thereof contained in the Prospectus.

                                    (C)      The Guarantee has been duly and
                           validly authorized, and, when duly and validly executed and delivered to the guarantee trustee for the benefit of the Trust, will constitute a valid and legally binding obligation of the Company and will conform to the description thereof contained in the Prospectus.

                                    (D)      The Agreement as to Expenses and
                           Liabilities (the "Expense Agreement") has been duly and validly authorized, and, when duly and validly executed and delivered by the Company, will constitute a valid and legally binding obligation of the Company and will conform in all material respects to the description thereof contained in the Prospectus.

                           (xii) The Offerors and the Subsidiaries have complied with all federal, state and local statutes, regulations, ordinances and rules applicable to the ownership and operation of their properties or the conduct of their businesses as described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and as currently being conducted except for such matters as would not be expected to have a materially adverse effect thereon.

                           (xiii) The Offerors and the Subsidiaries have all governmental and regulatory permits, easements, consents, licenses, franchises and other authorizations from all appropriate federal, state, local or other public authorities ("Permits") as are necessary to own and lease their properties and conduct their businesses in the manner described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and as currently being conducted. All such Permits are in full force and effect and each of the Offerors and the Subsidiaries are complying therewith, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or will result in any other impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be adequately disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). Such Permits contain no restrictions that would materially impair the ability of the Company or the Subsidiaries to conduct their businesses in the manner consistent with their past practices. Neither the Offerors nor any of the Subsidiaries have received notice or otherwise has knowledge of any proceeding or action relating to the revocation or modification of any such Permit.

                           (xiv) Neither of the Offerors nor any of the Subsidiaries is in breach or violation of their corporate charter, bylaws or other governing documents (including without limitation, the Trust Agreement). Neither of the Offerors nor any of the Subsidiaries are, and to the knowledge of the Offerors no other party is, in violation, breach or default (with or without notice or lapse of time or both) in the performance or observance of any term, covenant, agreement, obligation, representation, warranty or condition contained in (A) any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license,

                  Permit or any other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which such breach, violation or default could reasonably be expected to have a material adverse effect on the Offerors and the Subsidiaries on a consolidated basis, and to the knowledge of the Offerors, no other party has asserted that the Offerors or any of the Subsidiaries is in such violation, breach or default (provided that the foregoing representations in clause
                  (A) shall not apply to defaults by borrowers from the Bank), or (B) except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), any order, decree, judgment, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, having jurisdiction over the Offerors or the Subsidiaries or any of their respective properties the breach, violation or default of which could have an adverse effect on the financial condition, earnings, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis.

                           (xv) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, the Trust Agreement, the Guarantee, the Expense Agreement, the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) do not and will not conflict with, result in the creation or imposition of any lien, claim, charge, encumbrance or restriction upon any property or assets of the Offerors or the Subsidiaries or the Designated Preferred Securities pursuant to, constitute a breach or violation of, or constitute a default under, with or without notice or lapse of time or both, any of the terms, provisions or conditions of the charter or bylaws of the Company or the Subsidiaries, the Trust Agreement, the Guarantee, the Expense Agreement, the Indenture, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license, Permit or any other agreement or instrument to which the Offerors or the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or any order, decree, judgment, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, having jurisdiction over the Offerors or the Subsidiaries or any of their respective properties which conflict, creation, imposition, breach, violation or default would have either singly or in the aggregate an adverse effect on the financial condition, earnings, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis. No authorization, approval, consent or order of, or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required in connection with the transactions contemplated by this Agreement, the Trust Agreement, the Indenture, the Guarantee, the Expense Agreement, the Registration Statement and the Prospectus, except such as may be required by, and have been obtained under, the 1933 Act, the Trust Indenture Act, state securities laws, Interpretations or Rules of the National Association of Securities Dealers, Inc. ("NASD") in connection with the purchase and distribution of the Designated Preferred Securities by the Underwriters, and from the Nasdaq Stock Market's National Market relating to the listing of the Designated Preferred Securities.

                           (xvi) The Offerors have all requisite corporate power and authority to enter into this Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Offerors and constitutes the legal, valid and binding agreement of the Offerors, enforceable against the Offerors in accordance with its terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy, moratorium, reorganization, fraudulent conveyance or other laws relating to or affecting creditors' rights generally and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws or public policy. Each of the Indenture, the Trust Agreement, the Guarantee and the Expense Agreement has been duly authorized by the Company, and, when executed and delivered by the Company on the Closing Date, each of said agreements will constitute a valid and legally binding obligation of the Company and will be enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy, moratorium, reorganization, fraudulent transfer or other laws relating to or affecting creditors, rights generally and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws or public policy. Each of the Indenture, the Trust Agreement and the Guarantee has been duly qualified under the Trust Indenture Act and will conform in all material respects to the description thereof contained in the Prospectus.

                           (xvii) The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good title to all personal property owned by them, in each case free and clear of all security interests, liens, mortgages, pledges, encumbrances, restrictions, claims, equities and other defects except such as are referred to in or are incorporated by reference into the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or such as do not affect the value of such property in the aggregate and do not interfere with the use made or proposed to be made of such property; and all of the leases under which the Company or the Subsidiaries hold real or personal property are valid, existing and enforceable leases and in full force and effect and do not interfere with the use made or proposed to be made of such real or personal property, and neither the Company nor any of the Subsidiaries is in default of any of the terms or provisions of any leases.


                           (xviii) Baird, Kurtz & Dobson, who have certified
                  certain of the consolidated financial statements of the Company and the Subsidiaries including the notes thereto, included in the Registration Statement and Prospectus, are independent public accountants with respect to the Company and the Subsidiaries, as required by the 1933 Act and the 1933 Act Regulations.

                           (xix) McGladrey & Pullen, LLP, who have certified certain of the consolidated statements of income of the Company and the Subsidiaries including the notes thereto, included in the Registration Statement and Prospectus, are independent public accountants with respect to the Company and the Subsidiaries, as required by the 1933 Act and the 1933 Act Regulations.

                           (xx) The consolidated financial statements including the notes thereto, included in or incorporated by reference or otherwise in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) with respect to the Company and the Subsidiaries comply with the 1933 Act and the 1933 Act Regulations and present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and shareholders' equity of the Company and the Subsidiaries for the periods specified and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. The selected and summary consolidated financial data concerning the Offerors and the Subsidiaries included in the Registration Statement and the Prospectus (or such Preliminary Prospectus) comply with the 1933 Act and the 1933 Act Regulations, present fairly the information set forth therein, and have been compiled on a basis consistent with that of the consolidated financial statements of the Offerors and the Subsidiaries in the Registration Statement and the Prospectus (or such Preliminary Prospectus). The other financial, statistical and numerical information with respect to the Company and the Subsidiaries included in the Registration Statement and the Prospectus (or such Preliminary Prospectus) comply with the 1933 Act and the 1933 Act Regulations, present fairly the information shown therein, and to the extent applicable have been compiled on a basis consistent with the consolidated financial statements of the Company and the Subsidiaries included in the Registration Statement and the Prospectus (or such Preliminary Prospectus).

                           (xxi) The financial statements including the notes thereto, included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) with respect to Lakewood State Bank present fairly the financial position of Lakewood State Bank as of the dates indicated and the results of operations, cash flows and shareholders' equity of Lakewood State Bank for the periods specified and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. The selected and summary financial data concerning Lakewood State Bank included in the Registration Statement and the Prospectus (or such Preliminary Prospectus), present fairly the information set forth therein, and have been compiled on a basis consistent with that of the financial statements of Lakewood State Bank in the Registration Statement and the Prospectus (or such Preliminary Prospectus). The other financial, statistical and numerical information with respect to Lakewood State Bank included in the Registration Statement and the Prospectus (or such Preliminary Prospectus), present fairly the information shown therein, and to the extent applicable have been compiled on a basis consistent with the financial statements of Lakewood State Bank included in the Registration Statement and the Prospectus (or such Preliminary Prospectus).

                           (xxii) Since the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), except as otherwise stated therein:

                                    (A)   neither of the Offerors nor any of
                           the Subsidiaries have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which could have a material adverse effect on the financial condition, earnings, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis;

                                    (B)   there has not been any change in, or
                           any development which is likely to have a material adverse effect on, the financial condition, earnings, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis, whether or not arising in the ordinary course of business;

                                    (C)   neither of the Offerors nor any of the
                           Subsidiaries have incurred any liabilities or obligations, direct or contingent, or entered into any transactions, other than in the ordinary course of business which could have a material adverse effect on the financial condition, earnings, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis;

                                    (D)   neither of the Offerors have declared
                           or paid any dividend and neither of the Offerors nor any of the Subsidiaries have become delinquent in the payment of principal or interest on any outstanding borrowings; and

                                    (E)   there has not been any change in the
                           capital stock (except for the exercise of employee stock options issued under the Company's Equity Incentive Plan, Nonemployee Directors' Stock Option Plan and Option Bonus Plan, and disclosed as outstanding), equity securities, longterm debt, obligations under capital leases or, other than in the ordinary course of business, short-term borrowings of the Offerors or the Subsidiaries.

                           (xxiii)  Except as set forth in the Registration
                  Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), no investigation, action, suit or proceeding is pending or, to the knowledge of the Offerors, threatened, against or affecting the Offerors or the Subsidiaries or any of their respective properties before or by any court or any regulatory, administrative or governmental official, commission, board, agency or other authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding could have an adverse effect on the consummation of this Agreement or the transactions contemplated herein or the financial condition, earnings, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis or which is required to be disclosed in the Registration Statement or the Prospectus (or such Preliminary Prospectus) and is not so disclosed.

                           (xxiv) There are no contracts or other documents required to be filed as exhibits to the Registration Statement under the 1933 Act or the 1933 Act Regulations or the Trust Indenture Act (or any rules or regulations thereunder) which have not been filed as exhibits or incorporated by reference to the Registration Statement, or that are required to be summarized in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) that are not so summarized.

                           (xxv) Neither of the Offerors has taken, directly or indirectly, any action designed to result in or which has constituted or which might cause or result in stabilization or manipulation of the price of any security of the Offerors to facilitate the sale or resale of the Designated Preferred Securities, and neither of the Offerors is aware of any such action taken or to be taken by any affiliate of the Offerors.

                           (xxvi) The Offerors and the Subsidiaries own, or possess adequate rights to use, all patents, copyrights, trademarks, service marks, trade names and other rights necessary to conduct the businesses now conducted by them or as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and neither the Offerors nor the Subsidiaries have received any notice of infringement or conflict with asserted rights of others with respect to any patents, copyrights, trademarks, service marks, trade names or other rights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the financial condition , earnings, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis, and the Offerors do not know of any basis for any such infringement or conflict.

                           (xxvii)  Except as adequately disclosed in the
                  Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), no labor dispute involving the Company or the Subsidiaries exists or, to the knowledge of the Offerors, is imminent which might be expected to have a material adverse effect on the financial condition, earnings, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis or which is required to be disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). Neither the Company nor any of the Subsidiaries have received notice of any existing or threatened labor dispute by the employees of any of its principal suppliers, customers or contractors which might be expected to have an adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis.

                           (xxviii) The Offerors and the Subsidiaries have
                  timely and properly prepared and filed all necessary federal, state, local and foreign tax returns which are required to be filed and have paid all taxes shown as due thereon and have paid all other taxes and assessments to the extent that the same shall have become due, except such as are being contested in good faith or where the failure to so timely and properly prepare and file would not have a material adverse effect on the financial condition, earnings, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis. The Offerors have no knowledge of any tax deficiency which has been or might be assessed against the Offerors or the Subsidiaries which, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the financial condition, earnings, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis.

                           (xxix) Each of the contracts, agreements and instruments described or referred to in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and each contract, agreement and instrument filed as an exhibit to the Registration Statement is in full force and effect and is the legal, valid and binding agreement of the Offerors or the Subsidiaries, enforceable in accordance with its terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy, moratorium, reorganization, fraudulent transfer or other laws relating to or affecting creditors, rights generally. Except as disclosed in the Prospectus (or such Preliminary Prospectus), to the knowledge of the Offerors, no other party to any such agreement is (with or without notice or lapse of time or both) in breach or default thereunder; provided however, that the foregoing shall not apply to defaults by borrowers from the Bank.

                           (xxx) No relationship, direct or indirect, exists between or among the Offerors or the Subsidiaries, on the one hand, and the directors, officers, trustees, shareholders, customers or suppliers of the Offerors or the Subsidiaries, on the other hand, which is required to be described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) which is not adequately described therein.

                           (xxxi) No person has the right to request or require the Offerors or the Subsidiaries to register any securities for offering and sale under the 1933 Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Designated Preferred Securities except as adequately disclosed in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                           (xxxii) The Designated Preferred Securities have been
                  approved for quotation on the Nasdaq National Market subject to official notice of issuance.

                           (xxxiii) Except as described in the Prospectus (or,
                  if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no contractual encumbrances or restrictions or legal restrictions on the ability of the Subsidiaries (A) to pay dividends or make any other distributions on its capital stock or to pay any indebtedness owed to the Offerors, (B) to make any loans or advances to, or investments in, the Offerors or (C) to transfer any of its property or assets to the Offerors.

                           (xxxiv) Neither of the Offerors is an "investment
                  company" or a company "controlled" by an investment company as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

                           (xxxv) Other than due diligence material distributed to the Underwriters, the Offerors have not distributed and will not distribute prior to the Closing Date any prospectus in connection with the offering of the Designated Preferred Securities, other than a Preliminary Prospectus, the Prospectus, the Registration Statement and the other materials permitted by the 1933 Act and the 1933 Act Regulations and reviewed by the Underwriters.

         3. OFFERING BY THE UNDERWRITERS. After the Registration Statement becomes effective or, if the Registration Statement is already effective, after this Agreement becomes effective, the Underwriters propose severally and not jointly to offer the Designated Preferred Securities for sale to the public upon the terms and conditions set forth in the Prospectus. Each Underwriter may from time to time thereafter reduce the public offering price and change the other selling terms, provided that the proceeds to the Trust shall not be reduced as a result of such reduction or change.

         Each Underwriter shall be entitled to a commission from the Company of $____ per Firm Preferred Security sold by such Underwriter; provided, that each such Underwriter shall be entitled to a commission of $____ per Firm Preferred Security sold if sold to an Institutional Investor (as defined below) and a commission of $____ per Firm Preferred Security sold if sold to investors who have been identified by the Company in writing to the Underwriters. For purposes of this Agreement, an "Institutional Investor" shall mean a bank having $250 million or more in assets and an insurance company having $50 million or more in assets. Each Underwriter shall be entitled to a commission of $____ per Option Preferred Security sold by such Underwriter.

         Each Underwriter may reserve and sell such of the Designated Preferred Securities purchased by such Underwriter as such Underwriter may elect to dealers chosen by it (the "Selected Dealers") at the public offering price set forth in the Prospectus less the applicable Selected Dealers' concessions set forth therein, for re-offering by Selected Dealers to the public at the public offering price. The Underwriters may allow, and Selected Dealers may re-allow, a concession set forth in the Prospectus to certain other brokers and dealers.

         4. CERTAIN COVENANTS OF THE OFFERORS. The Offerors jointly and severally covenant with the several Underwriters as follows:

                  (a) The Offerors shall use their best efforts to cause the Registration Statement and any amendments thereto, if not effective at the time of execution of this

         Agreement, to become effective as promptly as possible. If the Registration Statement has become or becomes effective pursuant to Rule 430A and information has been omitted therefrom in reliance on Rule 430A, then, the Offerors will prepare and file in accordance with Rule 430A and Rule 424(b) copies of the Prospectus or, if required by Rule 430A, a post-effective amendment to the Registration Statement (including the Prospectus) containing all information so omitted and will provide evidence satisfactory to the Underwriters of such timely filing.

                  (b) The Offerors shall notify the Underwriters immediately, and confirm such notice in writing:

                         (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, has become effective, or when the Prospectus or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission;

                         (ii) of the receipt of any comments or requests from the Commission relating to the Registration Statement and any 1934 Act documents incorporated by reference therein;

                         (iii) of any request of the Commission to amend or supplement the Registration Statement, any Preliminary Prospectus, the Prospectus or the 1934 Act documents incorporated therein by reference or for additional information relating thereto; and

                         (iv) of the issuance by the Commission or any state or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or suspending the qualification of any of the Designated Preferred Securities for offering or sale in any jurisdiction or the institution or threat of institution of any proceedings for any of such purposes. The Offerors shall use their best efforts to prevent the issuance of any such stop order or of any other such order and if any such order is issued, to cause such order to be withdrawn or lifted as soon as possible.

                  (c) The Offerors shall furnish to the Underwriters, from time to time without charge, as soon as available, as many copies as the Underwriters may reasonably request of (i) the registration statement as originally filed and of all amendments thereto, in executed form, including exhibits, whether filed before or after the Registration Statement becomes effective, (ii) all exhibits and documents incorporated therein or filed therewith, (iii) all consents and certificates of experts in executed form, (iv) each Preliminary Prospectus and all amendments and supplements thereto, and (v) the Prospectus, and all amendments and supplements thereto.

                  (d) During the time when a prospectus is required to be delivered under the 1933 Act, the Offerors shall comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Preferred Securities as contemplated herein and in the Trust Agreement and the Prospectus. Except as required by applicable law as evidenced by a written opinion of counsel relating thereto, the Offerors shall not file any amendment to the registration statement as originally filed or to the Registration Statement and shall not file any amendment thereto or make any amendment or supplement to any Preliminary Prospectus or to the Prospectus of which the Underwriters shall not previously have been advised in writing and provided a copy a reasonable time prior to the proposed filings thereof or to which the Underwriters or counsel to the Underwriters shall reasonably object. If it is necessary, in the Underwriters' reasonable opinion or in the reasonable written opinion of counsel to the Underwriters to amend or supplement the Registration Statement or the Prospectus in connection with the distribution of the Designated Preferred Securities, the Offerors shall forthwith amend or supplement the Registration Statement or the Prospectus, as the case may be, by preparing and filing with the Commission and furnishing to the Underwriters, such number of copies as the Underwriters may reasonably request of an amendment or amendments of, or a supplement or supplements to, the Registration Statement or the Prospectus, as the case may be (in form and substance reasonably satisfactory to the Underwriters and counsel to the Underwriters). If any event shall occur as a result of which it is necessary to amend or supplement the Prospectus to correct an untrue statement of fact or to include any fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if for any reason it is necessary at any time to amend or supplement the Prospectus to comply with the 1933 Act and the 1933 Act Regulations, the Offerors shall, subject to the second sentence of this subsection
         (d), forthwith amend or supplement the Prospectus by preparing and filing with the Commission, and furnishing to the Underwriters, such number of copies as the Underwriters may reasonably request of an amendment or amendments of, or a supplement or supplements to, the Prospectus (in form and substance satisfactory to the Underwriters and counsel to the Underwriters) so that, as so amended or supplemented, the Prospectus shall not contain an untrue statement of fact or omit to state any fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (e) The Offerors shall cooperate with the Underwriters and counsel to the Underwriters in order to qualify the Designated Preferred Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Underwriters may reasonably request and shall continue such qualifications in effect so long as may be advisable for distribution of the Designated Preferred Securities; provided, however, that the Offerors shall not be required to qualify to do business as a foreign corporation or file a general consent to service of process in any jurisdiction in connection with the foregoing. The Offerors shall file such statements and reports as may be required by the laws of each jurisdiction in which the Designated Preferred Securities have been qualified as above. The Offerors will notify the Underwriters immediately of, and confirm in writing, the suspension of qualification of the Preferred Securities or threat thereof in any jurisdiction.

                  (f) The Offerors shall make generally available to their security holders in the manner contemplated by Rule 158 of the 1933 Act Regulations and furnish to the

         Underwriters as soon as practicable, but in any event not later than 16 months after the Effective Date, a consolidated earnings statement of the Offerors conforming with the requirements of Section 11(a) of the 1933 Act and Rule 158.

                  (g) The Offerors shall use the proceeds from the sale of the Designated Preferred Securities to be sold by the Trust hereunder in the manner specified in the Prospectus under the caption "Use of Proceeds."

                  (h) For five years from the Effective Date, the Offerors shall furnish to the Underwriters copies of all reports and communications (financial or otherwise) furnished by the Offerors to the holders of the Designated Preferred Securities as a class, copies of all reports and financial statements filed with or furnished to the Commission (other than portions for which confidential treatment has been obtained from the commission) or with any national securities exchange or the Nasdaq National Market.

                  (i) For a period of 180 days from the Effective Date, the Offerors shall not, directly or indirectly, offer for sale, sell or agree to sell or otherwise dispose of any Designated Preferred Securities other than pursuant to this Agreement, any other beneficial interests in the assets of the Trust or any securities of the Trust or the Company that are substantially similar to the Preferred Securities, including any guarantee of such beneficial interests or substantially similar securities, or securities convertible into or exchangeable for or that represent the right to receive any such beneficial interest or substantially similar securities, without the Representative's prior written consent.

                  (j) The Offerors shall use their best efforts to cause the Designated Preferred Securities to become quoted on the Nasdaq National Market, or in lieu thereof a national securities exchange, and to remain so quoted for at least five years from the Effective Date or for such shorter period as may be specified in a written consent of the Underwriters, provided this shall not prevent the Company from redeeming the Designated Preferred Securities pursuant to the terms of the Trust Agreement. If the Designated Preferred Securities are exchanged for Debentures, the Company will use its best efforts to have the Debentures promptly listed on the Nasdaq National Market or other organization on which the Designated Preferred Securities are then listed, and to have the Debentures promptly registered under Section 12 of the Exchange Act.

                  (k) The Offerors shall not, for a period of 180 days after the date hereof, without the Representative's prior written consent, purchase, redeem or call for redemption, or prepay or give notice of prepayment (or announce any redemption or call for redemption, or any repayment or notice of prepayment) of the Offerors' securities; provided however, that the foregoing shall not prevent an employee from delivering the Company's securities in payment of the exercise price of options issued under the Company's Equity Incentive Plan, Nonemployee Directors' Stock Option Plan or the Option Bonus Plan.

                  (l) The Offerors shall not take, directly or indirectly, any action designed to result in or which has constituted or which might cause or result in stabilization or manipulation of the price of any security of the Offerors to facilitate the sale or resale of the Designated Preferred Securities and the Offerors are not aware of any such action taken or to be taken by any affiliate of the Offerors.

                  (m) Prior to the Closing Date, the Offerors will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Offerors, the Subsidiaries or the offering of the Designated Preferred Securities (the "Offering") without the Representative's prior written consent, which will not be unreasonably withheld.

         5. PAYMENT OF EXPENSES. Whether or not this Agreement is terminated or the sale of the Designated Preferred Securities to the Underwriters is consummated, the Company covenants and agrees that it will pay or cause to be paid (directly or by reimbursement) all costs and expenses incident to the performance of the obligations of the Offerors under this Agreement, including:

                  (a) the preparation, printing, filing, delivery and shipping of the initial registration statement, the Preliminary Prospectus or Prospectuses, the Registration Statement and the Prospectus and any amendments or supplements thereto, and the printing, delivery and shipping of this Agreement and any other underwriting documents (including, without limitation, selected dealers agreements), the certificates for the Designated Preferred Securities and the Preliminary and Final Blue Sky Memoranda and any legal investment surveys and any supplements thereto;

                  (b) all fees, expenses and disbursements of the Offerors' counsel and accountants;

                  (c) all fees and expenses incurred in connection with the qualification of the Designated Preferred Securities, Debentures and the Guarantee under the securities or blue sky laws of such jurisdictions as the Underwriters may request, including all filing fees and reasonable fees and disbursements of counsel to the Underwriters in connection therewith, including, without limitation, in connection with the preparation of the Preliminary and Final Blue Sky Memoranda and any legal investment surveys and any supplements thereto;

                  (d) payment to the Representative of its documented expenses up to $60,000;

                  (e) all fees and expenses incurred in connection with filings made with the NASD;

                  (f) any applicable fees and other expenses incurred in connection with the listing of the Designated Preferred Securities and, if applicable, the Guarantee and the Debentures on the Nasdaq National Market;

                  (g) the cost of furnishing to the Underwriters copies of the initial registration statements, any Preliminary Prospectus, the Registration Statement and the Prospectus and all amendments or supplements thereto;

                  (h) the costs and charges of any transfer agent or registrar and the fees and disbursements of counsel to any transfer agent or registrar;

                  (i) all costs and expenses (including stock transfer taxes) incurred in connection with the printing, issuance and delivery of the Designated Preferred Securities to the Underwriters;

                  (j) all expenses incident to the preparation, execution and delivery of the Trust Agreement, the Indenture, the Guarantee and the Expense Agreement; and

                  (k) all other costs and expenses incident to the performance of the obligations of the Company hereunder and under the Trust Agreement that are not otherwise specifically provided for in this Section 5.

         If the sale of Designated Preferred Securities contemplated by this Agreement is not completed due to a default of this Agreement by the Company (including a termination pursuant to Section 8(a), (b) or (c)), the Company will pay the Underwriters their accountable out-of-pocket expenses in connection herewith or in contemplation of the performance of the Underwriters' obligations hereunder, including without limitation travel expenses, reasonable fees, expenses and disbursements of counsel or other out-of-pocket expenses incurred by the Underwriters in connection with any discussion of the Offering or the contents of the Registration Statement, any investigation of the Offerors and the Subsidiaries, or any preparation for the marketing, purchase, sale or delivery of the Designated Preferred Securities, in each case following presentation of reasonably detailed invoices therefor.

         6. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of each of the several Underwriters to purchase and pay for the Firm Preferred Securities and, following exercise of the Option granted by the Offerors in
Section 1 of this Agreement, the Option Preferred Securities, as set forth in Schedule A, are subject, in the Underwriters' sole discretion, to the accuracy of and compliance with the representations and warranties and agreements of the Offerors herein as of the date hereof and as of the Closing Date (or in the case of the Option Preferred Securities, if any, as of the Option Closing Date), to the accuracy of the written statements of the Offerors made pursuant to the provisions hereof, to the performance by the Offerors of their covenants and obligations hereunder and to the following additional conditions:

                  (a) If the Registration Statement or any amendment thereto filed prior to the Closing Date has not been declared effective prior to the time of execution hereof, the Registration Statement shall become effective not later than 10:00 a.m., Denver time, on the first business day following the time of execution of this Agreement, or at such later time and date as the Underwriters may agree to in writing. If required, the Prospectus and any amendment or supplement thereto shall have been timely filed in accordance with Rule 424(b) and Rule 430A under the 1933 Act and Section 4(a) hereof. No stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto shall have been issued under the 1933 Act or any applicable state securities laws and no proceedings for that purpose shall have been instituted or shall be pending, or, to the knowledge of the Offerors or the Underwriters, shall be contemplated by the Commission or any state authority. Any request on the part of the Commission or any state authority for additional information (to be included in the Registration Statement or Prospectus or otherwise) shall have been disclosed to the Underwriters and complied with to the Underwriters' reasonable satisfaction and to the reasonable satisfaction of counsel to the Underwriters.

                  (b) The Underwriters shall not have advised the Company at or before the Closing Date (and, if applicable, the Option Closing
         Date) that the Registration Statement or any post-effective amendment thereto, or the Prospectus (including any 1934 Act document incorporated by reference therein) or any amendment or supplement thereto, contains an untrue statement of fact which, in the Underwriters' opinion, is material or omits to state any fact which, in the Underwriters' opinion, is material and is required to be stated therein or is necessary to make statements therein (in the case of the Prospectus or any amendment or supplement thereto, in light of the circumstances under which they were made) not misleading or, if so advised, the Company shall have cured such disclosure to the satisfaction of the Underwriters.

                  (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Trust Agreement, and the Designated Preferred Securities, and the authorization and form of the Registration Statement and Prospectus, other than financial statements and other financial data, and all other legal matters relating to this Agreement and the transactions contemplated hereby or by the Trust Agreement shall be reasonably satisfactory in all respects to counsel to the Underwriters, and the Offerors and the Subsidiaries shall have furnished to such counsel all documents and information relating thereto that they may reasonably request to enable them to pass upon such matters.

                  (d) Davis, Graham & Stubbs LLP counsel to the Offerors, shall have furnished to the Underwriters their opinion, dated the Closing Date, or the Option Closing Date, as the case may be, in form and substance reasonably satisfactory to counsel to the Underwriters, to the effect that:

                         (i) The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, and is duly registered as a bank holding company under the BHC Act. Each of the Subsidiaries is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization. Each of the Company and the Subsidiaries has full corporate and trust power and authority to own or lease its properties and to conduct its business as such business is described in the Prospectus and is currently conducted. All outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable except to the extent such shares may be deemed assessable under 12 U.S.C. Section 55 or 12 U.S.C. Section 1831o and, except as disclosed in the Prospectus, there are no outstanding rights, options or warrants to purchase any such shares or securities convertible into or exchangeable for any such shares. The Bank is a member of the Federal Reserve System, and no proceedings for termination or revocation of such membership are pending or, to the best knowledge of such counsel, threatened. The deposit accounts of the Bank are insured by the FDIC up to the maximum amount provided by law, and no proceedings for the termination or revocation of such insurance are pending or, to the best knowledge of such counsel, threatened.

                           (ii) The capital stock, Debentures and Guarantee of the Company and the equity securities of the Trust conform in all material respects to the description thereof contained in the Prospectus. The capital stock of the Company authorized and issued as of September 30, 1998 is as set forth under the caption "Capitalization" in the Prospectus, has been duly authorized and validly issued, and is fully paid and nonassessable. The form of certificates to evidence the Designated Preferred Securities has been approved by or on behalf of the Trust and is in due and proper form and complies with all applicable requirements. There are no outstanding rights, options or warrants to purchase from the Company, no other outstanding securities convertible into or exchangeable for, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company or equity securities of the Trust, except as described in the Prospectus.

                           (iii) The Offerors have all requisite corporate power and authority to issue, sell and deliver the Designated Preferred Securities and Debentures in accordance with and upon the terms and conditions set forth in this Agreement, the Indenture, the Trust Agreement, the Registration Statement and the Prospectus. All corporate or trust action required to be taken by the Offerors for the authorization, issuance, sale and delivery of the Designated Preferred Securities and Debentures in accordance with such terms and conditions has been validly and sufficiently taken. All of the Designated Preferred Securities have been duly and validly authorized and, when delivered in accordance with this Agreement will be duly and validly issued, fully paid and nonassessable, and will conform in all material respects to the description thereof in the Registration Statement, the Prospectus and the Trust Agreement. The Designated Preferred Securities have been approved for quotation on the Nasdaq National Market subject to official notice of issuance. Other than a stockholders' agreement among the Company's directors, there are no preemptive or other rights to subscribe for or to purchase, and other than as disclosed in the Prospectus no restrictions upon the voting or transfer of, any shares of capital stock or equity securities of the Offerors or the Subsidiaries pursuant to the corporate charter, bylaws or other governing documents (including without limitation, the Trust Agreement) of the Offerors or the Subsidiaries, or, to such counsel's knowledge, any agreement or other instrument to which either Offeror or any of the Subsidiaries is a party or by which either Offeror or any of the Subsidiaries may be bound.

                           (iv) The Offerors have all requisite corporate and trust power to enter into and perform their obligations under this Agreement, and this Agreement has been duly and validly authorized, executed and delivered by the Offerors and constitutes the legal, valid and binding obligations of the Offerors enforceable in accordance with its terms, except as the enforcement hereof or thereof may be limited by general principles of equity and by bankruptcy, insolvency, reorganization, receivership, fraudulent transfer, moratorium or other laws relating to or affecting creditors, rights generally, and except as the indemnification and contribution provisions hereof may be limited under applicable laws and public policy and certain remedies may not be available in the case of a non-material breach.

                           (v) Each of the Indenture, the Trust Agreement and the Guarantee has been duly qualified under the Trust Indenture Act, has been duly authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, fraudulent transfer, moratorium or other laws affecting the rights and remedies of creditors generally and of general principles of equity and public policy.

                           (vi) The Debentures have been duly authorized, executed, authenticated and delivered by the Company, are entitled to the benefits of the Indenture and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, fraudulent transfer, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity and public policy.

                           (vii)   The Expense Agreement has been duly
                  authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, fraudulent transfer, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity and public policy.

                           (viii) To such counsel's knowledge, neither of the Offerors nor any of the Subsidiaries is in breach or violation of, or default under, with or without notice or lapse of time or both, its corporate charter, bylaws or governing document (including without limitation, the Trust Agreement). The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, the Indenture, the Guarantee, the Expense Agreement and the Trust Agreement do not and will not conflict with, result in the creation or imposition of any lien, claim, charge, encumbrance or restriction upon any property or assets of the Offerors or the Subsidiaries or the Designated Preferred Securities pursuant to, or constitute a breach or violation of, or constitute a default under, with or without notice or lapse of time or both, any of the terms, provisions or conditions of the charter, bylaws or governing document (including, without limitation, the Trust Agreement) of the Offerors or the Subsidiaries, or to such counsel's knowledge, any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license or any other agreement or instrument to which either Offeror or the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or any order, decree, judgment, franchise, license, Permit, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, known to such counsel having jurisdiction over the Offerors or the Subsidiaries or any of their respective properties. No authorization, approval, consent or order of, or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required under Delaware law in connection with the transactions contemplated by this Agreement in connection with the purchase and distribution of the Designated Preferred Securities by the Underwriters.

                           (ix) To such counsel's knowledge, holders of securities of the Offerors either do not have any right that, if exercised, would require the Offerors to cause such securities to be included in the Registration Statement or have waived such right. To such counsel's knowledge, neither the Offerors nor any of the Subsidiaries is a party to any agreement or other instrument which grants rights for or relating to the registration of any securities of the Offerors.

                           (x) Except as set forth in the Registration Statement and the Prospectus, (A) no action, suit or proceeding at law or in equity is pending or threatened in writing to which the Offerors or the Subsidiaries is or may be a party, and (B) no action, suit or proceeding is pending or threatened in writing against or affecting the Offerors or the Subsidiaries or any of their properties, before or by any court or governmental official, commission, board or other administrative agency, authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding could have a material adverse effect on the consummation of this Agreement or the issuance and sale of the Designated Preferred Securities as contemplated herein or the financial condition, earnings, business, or results of operations of the Offerors and the Subsidiaries on a consolidated basis or which is required to be disclosed in the Registration Statement or the Prospectus and is not so disclosed.

                           (xi) No authorization, approval, consent or order of or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required in connection with the transactions contemplated by this Agreement, the Trust Agreement, the Registration Statement and the Prospectus, except such as may be required by, and have been obtained under, the 1933 Act, the Trust Indenture Act, state securities laws, or Interpretations or Rules of the NASD in connection with the purchase and distribution of the Designated Preferred Securities by the Underwriters, and from the Nasdaq Stock Market's National Market relating to the listing of the Designated Preferred Securities.

                           (xii) The Registration Statement and the Prospectus and any amendments or supplements thereto and any documents incorporated therein by reference (other than the financial statements or other financial and/or statistical data included therein or omitted therefrom and Underwriter Information, as to which such counsel need express no opinion) comply as to form with the requirements of the 1933 Act and the 1933 Act Regulations as of their respective dates of effectiveness.

                           (xiii) There are no contracts, agreements, leases or other documents of a character required to be disclosed in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not so disclosed or filed.

                           (xiv)   The statements under the captions
                  "Capitalization," "Description of the Preferred Securities," "Description of the Junior Subordinated Debentures," "Description of Guarantee," "Relationship Among the Preferred Securities, the Junior Subordinated Debentures and the Guarantee," "Certain Federal Income Tax Consequences," "ERISA Considerations," "Supervision and Regulation," "Bank Holding Company Regulation" and "Regulatory Capital Requirements" in the Prospectus or incorporated therein by reference in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997, insofar as such statements constitute a summary of legal and regulatory matters, documents, instruments or proceedings referred to therein are accurate descriptions of the matters summarized therein and fairly present in all material respects the information called for with respect to such legal and regulatory matters, documents, instruments and proceedings, other than financial and statistical data as to which said counsel expresses no opinion or belief.

                           (xv) Such counsel has been advised by the staff of the Commission that the Registration Statement has become effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made within the time period required by Rule 424(b); to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for a stop order are pending or threatened by the Commission.

                           (xvi) Except as set forth in the Prospectus, to such counsel's knowledge, there are no contractual encumbrances or restrictions, or legal restrictions (excluding any encumbrances or restrictions of general application to state banks contained in laws, rules and regulations of applicable regulatory authorities) on the ability of the Subsidiaries (A) to pay dividends or make any other distributions on its capital stock or to pay indebtedness owed to the Offerors, (B) to make any loans or advances to, or investments in, the Offerors or (C) to transfer any of its property or assets to the Offerors.

                           (xvii) To such counsel's knowledge, (A) the business and operations of the Offerors and the Subsidiaries comply with all statutes, ordinances, laws, rules and regulations applicable thereto, except in those instances where non-compliance would not materially impair the ability of the Offerors and the Subsidiaries to conduct their business; and
                  (B) the Offerors and the Subsidiaries possess and are operating in compliance with the terms, provisions and conditions of all Permits and required to conduct their businesses as described in the Prospectus, except in those instances where the loss thereof or non-compliance therewith would not have an adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis; to the best of such counsel's knowledge, all such Permits are valid and in full force and effect, and, to the best of such counsel's knowledge, no action, suit or proceeding is pending or threatened which may lead to the revocation, termination, suspension or non-renewal of any such Permit, except in those instances where the loss thereof or non-compliance therewith would not materially impair the ability of the Offerors or the Subsidiaries to conduct their businesses.

                  In giving the above opinion, such counsel may state that, insofar as such opinion involves factual matters, they have relied upon certificates of officers of the Offerors including, without limitation, certificates as to the identity of any and all contracts, indentures, mortgages, deeds of trust, loans or credit agreements, notes, leases, franchises, licenses or other agreements or instruments, and all permits, easements, consents, licenses, franchises and government regulatory authorizations, for purposes of paragraphs (viii), (xiii) and (xvii) hereof and certificates of public officials. In giving such opinion, such counsel may rely as to matters of Delaware law upon the opinion of Richards, Layton and Finger described herein.

                  Such counsel shall also confirm that, in connection with the preparation of the Registration Statement and Prospectus, such counsel has participated in conferences with officers and representatives of the Offerors and with their independent public accountants and with the Underwriters and counsel to the Underwriters, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed in detail the contents of the Registration Statement and Prospectus and the documents incorporated therein by reference and such counsel has no reason to believe (A) that the Registration Statement or any amendment thereto (except for the financial statements and related schedules and financial and statistical data included therein or omitted therefrom or Underwriter Information, as to which such counsel need express no opinion), at the time the Registration Statement or any such amendment became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (B) that the Prospectus or any amendment or supplement thereto or the documents contained therein by reference (except for the financial statements and related schedules and financial and statistical data included therein or omitted therefrom or Underwriter Information, as to which such counsel need express no opinion), at the time the Registration Statement became effective (or, if the term "Prospectus" refers to the prospectus first filed pursuant to Rule 424(b) of the 1933 Act Regulations, at the time the Prospectus was issued), at the time any such amended or supplemented Prospectus was issued, at the Closing Date and, if applicable, the Option Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, or (C) that there is any amendment to the Registration Statement required to be filed that has not already been filed.

                  (e) Richards, Layton and Finger, special Delaware counsel to the Offerors, shall have furnished to the Underwriters their signed opinion, dated as of Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to such counsel, to the effect that:

                           (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act and, under the Trust Agreement and the Delaware Business Trust Act, has the trust power and authority to conduct its business as described in the Prospectus.

                           (ii) The Trust Agreement is a legal, valid and binding agreement of the Trust and the Trustees, and is enforceable against the Company, as sponsor, and the Trustees, in accordance with its terms.

                           (iii) Under the Trust Agreement and the Delaware Business Trust Act, the execution and delivery of the Underwriting Agreement by the Trust, and the performance by the Trust of its obligations thereunder, have been authorized by all requisite trust action on the part of the Trust.

                           (iv) The Designated Preferred Securities have been duly authorized by the Trust Agreement, and when issued and sold in accordance with the Trust Agreement, the Designated Preferred Securities will be, subject to the qualifications set forth in paragraph (v) below, fully paid and nonassessable beneficial interest in the assets of the Trust and entitled to the benefits of the Trust Agreement. The form of certificates to evidence the Designated Preferred Securities has been approved by the Trust and is in due and proper form and complies with all applicable requirements of the Delaware Business Trust Act.

                           (v) Holders of Designated Preferred Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to shareholders of private, for-profit corporations organized under the General Corporation Law of the State of Delaware. Such opinion may note that the holders of Designated Preferred Securities may be obligated to make payments as set forth in the Trust Agreement.

                           (vi) Under the Delaware Business Trust Act and the Trust Agreement, the issuance of the Designated Preferred Securities is not subject to preemptive rights.

                           (vii) The issuance and sale by the Trust of the Designated Preferred Securities and the Common Securities, the execution, delivery and performance by the Trust of this Agreement, and the consummation of the transactions contemplated by this Agreement, do not violate (A) the Trust Agreement, or (B) any applicable Delaware law, rule or regulation.

                  Such opinion may state that it is limited to the laws of the State of Delaware and that the opinion expressed in paragraph (ii) above is subject to the effect upon the Trust Agreement of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                  (f) Kutak Rock, counsel to the Underwriters, shall have furnished to the Underwriters their opinion, dated the Closing Date or the Option Closing Date, as the case may be, with respect to the sufficiency of all corporate procedures and other legal matters relating to this Agreement, the validity of the Designated Preferred Securities, the Registration Statement, the Prospectus and such other related matters as the Underwriters may reasonably request and there shall have been furnished to such counsel such documents and other information as they may request to enable them to pass on such matters. In giving such opinion, Kutak Rock may rely as to matters of fact upon statements and certifications of officers of the Offerors and of other appropriate persons and may rely as to matters of law, other than law of the United States and the State of Colorado, and upon the opinion of Richards, Layton and Finger described herein.

                  (g) On the date of this Agreement and on the Closing Date, the Underwriters shall have received from Baird, Kurtz & Dobson a letter, dated the date of this Agreement and the Closing Date (and, if applicable, any Option Closing Date), respectively, in form and substance satisfactory to the Underwriters, confirming that they are independent public accountants with respect to the Company and the Bank, within the meaning of the 1933 Act and the 1933 Act Regulations, and stating in effect that:

                           (i) In their opinion, the consolidated financial statements of the Company and the Bank audited by them and included in the Registration Statement comply as to form with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations.

                           (ii) On the basis of the procedures specified by the American Institute of Certified Public Accountants as described in SAS No. 71, "Interim Financial Information," inquiries of officials of the Company and the Bank responsible for financial and accounting matters, and such other inquiries and procedures as may be specified in such letter, which procedures do not constitute an audit in accordance with U.S. generally accepted auditing standards, nothing came to their attention that caused them to believe that, if applicable, the unaudited interim consolidated financial statements of the Company and its subsidiary included in the Registration Statement do not comply as to form with the applicable accounting requirements of the 1933 Act and 1933 Act Regulations or are not in conformity with U.S. generally accepted accounting principles applied on a basis substantially consistent, except as noted in the Registration Statement, with the basis for the audited consolidated financial statements of the Company and its subsidiary included in the Registration Statement.

                           (iii) On the basis of limited procedures, not constituting an audit in accordance with U.S. generally accepted auditing standards, consisting of a reading of the unaudited interim financial statements and other information referred to below, a reading of the latest available unaudited condensed consolidated financial statements of the Company and its subsidiary, inspection of the minute books of the Company and the Bank since the date of the latest audited financial statements of the Company and its subsidiary included in the Registration Statement, inquiries of officials of the Company and the Bank responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                                   (A)    as of a specified date not more than
                           five days prior to the date of such letter, there have been any changes in the consolidated capital stock, allowance for loan losses, or net loans receivable of the Company and its subsidiary, any increase in the consolidated long-term debt, short term borrowings, obligations under capital leases or real estate owned of the Company and its subsidiary, any decreases in consolidated total assets or shareholders equity of the Company and its subsidiary, or any changes, decreases or increases in other items specified by the Underwriters, in each case as compared with amounts shown in the latest unaudited interim consolidated statement of financial condition of the Company and its subsidiary included in the Registration Statement except in each case for changes, increases or decreases which the Registration Statement specifically discloses, have occurred or may occur or which are described in such letter; and

                                   (B)    for the period from the date of the
                           latest unaudited interim consolidated financial statements included in the Registration Statement to the specified date referred to in clause (iii)(A), there were any decreases in the consolidated interest income, net interest income, other operating income or net income of the Company and its subsidiary or in the per share amount of net income of the Company and its subsidiary, any increase in consolidated other operating expense of the Company and its subsidiary, or any changes, decreases or increases in any other items specified by the Underwriters, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriters, except in each case for increases or decreases which the Registration Statement discloses have occurred or may occur, or which are described in such letter.

                           (iv) In addition to the audit referred to in their report included in the Registration Statement and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (ii) and (iii) above, they have carried out certain specified procedures, not constituting an audit in accordance with U.S. generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriters which are derived from the general accounting records and consolidated financial statements of the Company and its subsidiary which appear in the Registration Statement specified by the Underwriters in the Registration Statement, and have compared such amounts, percentages and financial information with the accounting records and the material derived from such records and consolidated financial statements of the Company and its subsidiary have found them to be in agreement.

                  In the event that the letters to be delivered referred to above set forth any such changes, decreases or increases as specified in Clauses (iii)(A) or (iii)(B) above, or any exceptions from such agreement specified in Clause (iv) above, it shall be a further condition to the obligations of the Underwriters that the Underwriters shall have determined, after discussions with officers of the Company and the Bank responsible for financial and accounting matters, that such changes, decreases, increases or exceptions as are set forth in such letters do not (x) reflect an adverse change in the items specified in Clause (iii)(A) above as compared with the amounts shown in the latest unaudited consolidated statement of financial condition of the Company and its subsidiary included in the Registration Statement, (y) reflect an adverse change in the items specified in Clause (iii)(B) above as compared with the corresponding periods of the prior year or other period specified by the Underwriters, or (z) reflect a material change in items specified in Clause (iv) above from the amounts shown in the Preliminary Prospectus distributed by the Underwriters in connection with the offering contemplated hereby or from the amounts shown in the Prospectus.

                  (h) On the date of this Agreement and on the Closing Date (and, if applicable, the Option Closing Date), the Underwriters shall have received from McGladrey & Pullen, LLP a letter, dated the date of this Agreement and the Closing Date (and, if applicable, the Option Closing Date), respectively, in form and substance satisfactory to the Underwriters, confirming that they are independent public accountants with respect to the Company and the Bank, within the meaning of the 1933 Act and the 1933 Act Regulations, and stating in effect that in their opinion, the consolidated financial statements of the Company and the Bank audited by them and included in the Registration Statement comply as to form with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations.

                  (i) On the date of this Agreement and on the Closing Date (and, if applicable, on the Option Closing Date), the Underwriters shall have received from Fortner, Bayens, Levkulich and Co. a letter, dated the date of this Agreement and the Closing Date (and, if applicable, on the Option Closing Date), respectively, in form and substance satisfactory to the Underwriters, confirming that they are independent public accountants with respect to Lakewood State Bank, within the meaning of the 1933 Act and the 1933 Act Regulations, and stating in effect that:

                         (i) On the basis of the procedures specified by the American Institute of Certified Public Accountants as described in SAS No. 71, "Interim Financial Information," inquiries of officials of Lakewood State Bank responsible for financial and accounting matters, and such other inquiries and procedures as may be specified in such letter, which procedures do not constitute an audit in accordance with U.S. generally accepted auditing standards, nothing came to their attention that caused them to believe that, if applicable, the unaudited interim financial statements of Lakewood State Bank included in the Registration Statement are not in conformity with U.S. generally accepted accounting principles applied on a basis substantially consistent, except as noted in the Registration Statement, with the basis for the audited financial statements of Lakewood State Bank included in the Registration Statement.

                           (ii) On the basis of limited procedures, not constituting an audit in accordance with U.S. generally accepted auditing standards, consisting of a reading of the unaudited interim financial statements and other information referred to below, a reading of the latest available unaudited condensed financial statements of Lakewood State Bank, inspection of the minute books of Lakewood State Bank since the date of the latest audited financial statements of Lakewood State Bank included in the Registration Statement, inquiries of officials of Lakewood State Bank responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                                    (A)    as of a specified date not more than
                           five days prior to the date of such letter, there have been any changes in the capital stock, allowance for loan losses, or net loans receivable of Lakewood State Bank, any increase in the consolidated long-term debt, short term borrowings, obligations under capital leases or real estate owned of Lakewood State Bank, any decreases in total assets or shareholders equity of Lakewood State Bank, or any changes, decreases or increases in other items specified by the Underwriters, in each case as compared with amounts shown in the latest unaudited interim statement of financial condition of Lakewood State Bank included in the Registration Statement except in each case for changes, increases or decreases which the Registration Statement specifically discloses, have occurred or may occur or which are described in such letter; and

                                    (B)    for the period from the date of the
                           latest unaudited interim financial statements included in the Registration Statement to the specified date referred to in clause (ii)(A), there were any decreases in the interest income, net interest income, other operating income or net income of Lakewood State Bank or in the per share amount of net income of Lakewood State Bank, any increase in consolidated other operating expense of Lakewood State Bank, or any changes, decreases or increases in any other items specified by the Underwriters, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriters, except in each case for increases or decreases which the Registration Statement discloses have occurred or may occur, or which are described in such letter.

                         (iii) In addition to the audit referred to in their report included in the Registration Statement and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (i) and (ii) above, they have carried out certain specified procedures, not constituting an audit in accordance with U.S. generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriters which are derived from the general accounting records and financial statements of Lakewood State Bank which appear in the Registration Statement specified by the Underwriters in the Registration Statement, and have compared such amounts, percentages and financial information with the accounting records and the material derived from such records and financial statements of Lakewood State Bank have found them to be in agreement.

                  In the event that the letters to be delivered referred to above set forth any such changes, decreases or increases as specified in Clauses (ii)(A) or (iii)(B) above, or any exceptions from such agreement specified in Clause (iii) above, it shall be a further condition to the obligations of the Underwriters that the Underwriters shall have determined, after discussions with officers of Lakewood State Bank and of the Company and the Bank responsible for financial and accounting matters, that such changes, decreases, increases or exceptions as are set forth in such letters do not (x) reflect an adverse change in the items specified in Clause (ii)(A) above as compared with the amounts shown in the latest unaudited statement of financial condition of Lakewood State Bank included in the Registration Statement, (y) reflect an adverse change in the items specified in Clause (ii)(B) above as compared with the corresponding periods of the prior year or other period specified by the Underwriters, or (z) reflect a material change in items specified in Clause (iii) above from the amounts shown in the Preliminary Prospectus distributed by the Underwriters in connection with the offering contemplated hereby or from the amounts shown in the Prospectus.

                  (j) At the Closing Date (and, if applicable, the Option Closing Date), the Underwriters shall have received certificates of the chief executive officer and the chief financial and accounting officer of the Company, which certificates shall be deemed to be made on behalf of the Company dated as of the Closing Date (and, if applicable, the Option Closing Date), evidencing satisfaction of the conditions of
         Section 6(a) and stating that (i) the representations and warranties of the Company set forth in Section 2(a) hereof are accurate as of the Closing Date (and, if applicable, the Option Closing Date), and that the Offerors have complied in all material respects with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to such Closing Date; (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the financial condition, earnings, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis; (iii) since such dates there has not been any transaction entered into by the Offerors or the Subsidiaries other than transactions in the ordinary course of business; and (iv) they have carefully examined the Registration Statement and the Prospectus as amended or supplemented and nothing has come to their attention that would lead them to believe that either the Registration Statement or the Prospectus, or any amendment or supplement thereto as of their respective effective or issue dates, contained, and the Prospectus as amended or supplemented at such Closing Date (and, if applicable, the Option Closing Date), contains any untrue statement of a material fact, or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The officers, certificate of the Company shall further state that no stop order affecting the Registration Statement is in effect or, to their knowledge, threatened.

                  (k) At the Closing Date (and, if applicable, the Option Closing Date), the Underwriters shall have received a certificate of an authorized representative of the Trust to the effect that to the best of his or her knowledge based upon an investigation, the representations and warranties of the Trust in this Agreement are true and correct as though made on and as of the Closing Date (and, if applicable, the Option Closing Date); the Trust has complied with all the agreements and satisfied all the conditions required by this Agreement to be performed or satisfied by the Trust on or prior to the Closing Date and since the most recent date as of which information is given in the Prospectus, except as contemplated by the Prospectus, the Trust has not incurred any liabilities or obligations, direct or contingent, or entered into any transactions not in the ordinary course of business and there has not been any adverse change in the condition (financial or otherwise) of the Trust.

                  (l) On the Closing Date, the Underwriters shall have received duly executed counterparts of the Trust Agreement, the Guarantee, the Indenture and the Expense Agreement.

                  (m) The NASD, upon review of the terms of the public offering of the Preferred Securities, shall not have objected to the Underwriters' participation in such offering.

                  (n) Prior to the Closing Date, the Offerors shall have furnished to the Underwriters and counsel to the Underwriters all such other documents, certificates and opinions as they have reasonably requested.

         All opinions, certificates, letters and other documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Underwriters. Any certificate signed by an officer of an Offeror and delivered to the Underwriters pursuant hereto shall also be deemed to be a representation and warranty of such Offeror to the Underwriters as to the statements made therein. The Offerors shall furnish to the Underwriters conformed copies of such opinions, certificates, letters and other documents as the Underwriters may reasonably request.

         If any of the conditions referred to in this Section 6 shall not have been fulfilled when and as required by this Agreement, this Agreement and all of the several Underwriters' obligations hereunder may be terminated by the Underwriters on notice to the Company at, or at any time before, the Closing Date or the Option Closing Date. Any such termination shall be without liability of the Underwriters to the Offerors.

         7.       INDEMNIFICATION AND CONTRIBUTION.

                  (a) The Offerors agree to jointly and severally indemnify and hold harmless each of the Underwriters, each of their directors, officers and agents, and each person, if any, who controls any Underwriter within the meaning of the 1933 Act and the 1934 Act, against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and reasonable attorney fees and expenses), joint or several, arising out of or based (i) upon any untrue statement or alleged untrue statement of fact made by the Company or the Trust contained in the Registration Statement, any Preliminary Prospectus or the Prospectus, or in any amendment or supplement thereto, (ii) upon any untrue statement or alleged untrue statement of fact made by the Company or the Trust upon any blue sky application or other document executed by the Company or the Trust specifically for that purpose or based upon written information furnished by the Company or the Trust filed in any state or other jurisdiction in order to qualify any of the Designated Preferred Securities under the securities laws thereof (any such application, document or information being hereinafter referred to as a "Blue Sky Application"), (iii) any omission or alleged omission to state a material fact in the Registration Statement, any Preliminary Prospectus or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application required to be stated therein or necessary to make the statements therein not misleading, and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and attorney fees), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus, or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iv) the enforcement of this indemnification provision or the contribution provisions of Section 7(d); and shall reimburse each such indemnified party for any reasonable legal or other expenses as incurred, but in no event less frequently than 30 days after each invoice is submitted, incurred by them in connection with investigating or defending against any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided, however, that the Offerors shall not be liable in any such case to the extent, but only to the extent, that any such losses, claims, damages, liabilities and expenses arise out of or are based upon any untrue statement or omission or allegation thereof that has been made therein or omitted therefrom in reliance upon and in conformity the Underwriter Information; provided further, that the indemnification contained in this paragraph with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or of any person controlling such Underwriter) to the extent any such losses, claims, damages, liabilities or expenses results from the fact that such Underwriter sold Designated Preferred Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (as amended or supplemented if any amendments or supplements thereto shall have been furnished to such Underwriter in sufficient time to distribute same with or prior to the written confirmation of the sale involved), if required by law, and if such loss, claim, damage, liability or expense would not have arisen but for the failure to give or send such person such document. The foregoing indemnity agreement is in addition to any liability the Company or the Trust may otherwise have to any such indemnified party.

                  (b) Each Underwriter severally agrees to indemnify and hold harmless each Offeror, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls an Offeror within the meaning of the 1933 Act, to the same extent as required by the foregoing indemnity from the Company to the Underwriters, but only with respect to the Underwriter Information or information furnished by an Underwriter in a Blue Sky Application and only for failure to deliver a final prospectus to investors in accordance with the 1933 Act. The foregoing indemnity agreement is in addition to any liability which any such Underwriter may otherwise have to any such indemnified party.

                  (c) If any action or claim shall be brought or asserted against any indemnified party or any person controlling an indemnified party in respect of which indemnity may be sought from the indemnifying party, such indemnified party or controlling person shall promptly notify the indemnifying party in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all expenses; provided, however, that the failure so to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under such paragraph, and further, shall only relieve it from liability under such paragraph to the extent prejudiced thereby. Any indemnified party or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or such controlling person unless (i) the employment thereof as separate counsel and the payment of such counsel's fees has been specifically authorized by the indemnifying party in writing, (ii) the indemnifying party has failed to assume the defense or to employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both such indemnified party or such controlling person and the indemnifying party and such indemnified party or such controlling person shall have been advised in writing by such counsel that the representation of both parties by the same counsel would be inappropriate due to the actual or potential differing interests between them (in which case, if such indemnified party or controlling person notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not be required to assume the defense of such action on behalf of such indemnified party or such controlling person) it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time and for all such indemnified party and controlling persons, which firm shall be designated in writing by the indemnified party and shall be reasonably acceptable to the indemnifying party. Each indemnified party and each controlling person, as a condition of such indemnity, shall use reasonable best efforts to cooperate with the indemnifying party in the defense of any such action or claim. The indemnifying party shall not be liable for any settlement of any such action effected without its prior written consent, but if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

                  An indemnifying party shall not, without the prior written consent of each indemnified party, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnity may be sought hereunder (whether or not such indemnified party or any person who controls such indemnified party within the meaning of the 1933 Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes a release of each such indemnified party reasonably satisfactory to each such indemnified party and each such controlling person from all liability arising out of such claim, action, suit or proceeding or unless the indemnifying party shall confirm in a written agreement with each indemnified party, that notwithstanding any federal, state or common law, such settlement, compromise or consent shall not alter the right of any indemnified party or controlling person to indemnification or contribution as provided in this Agreement.

                  (d) If the indemnification provided for in this Section 7 is legally unavailable or insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors on the one hand and the Underwriters on the other from the offering of the Designated Preferred Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Offerors on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Designated Preferred Securities (before deducting expenses) received by the Offerors bear to the total underwriting discounts, commissions and compensation received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Offerors on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of fact or the omission or alleged omission to state a fact relates to information supplied by the Offerors or by the Underwriters and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Offerors and each of the Underwriters agree that it would not be just and equitable if contribution pursuant to this paragraph (d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in the first sentence of this paragraph (d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph (d), an Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Designated Preferred Securities underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  For purposes of this paragraph (d), each person who controls an Underwriter within the meaning of the 1933 Act shall have the same rights to contribution as the Underwriters, and each person who controls an Offeror within the meaning of the 1933 Act and the 1934 Act, each officer and trustee of an Offeror who shall have signed the Registration Statement and each director of an Offeror shall have the same rights to contribution as the Offerors subject in each case to the preceding sentence. The obligations of the Offerors under this paragraph (d) shall be in addition to any liability which the Offerors may otherwise have and the obligations of the Underwriters under this paragraph (d) shall be in addition to any liability that the Underwriters may otherwise have.

                  (e) The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Offerors set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Underwriters or any person controlling an Underwriter or by or on behalf of the Offerors, or such directors, trustees or officers (or any person controlling an Offeror), (ii) acceptance of any Designated Preferred Securities and payment therefor hereunder and (iii) any termination of this Agreement. A successor of an Underwriter or of an Offeror, such directors, trustees or officers (or of any person controlling an Underwriter or an Offeror) shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

                  (f) The Company agrees to indemnify the Trust against any and all losses, claims, damages or liabilities that may become due from the Trust under this Section 7.

         8. TERMINATION. The Underwriters shall have the right to terminate this Agreement at any time at or prior to the Closing Date or, with respect to the Underwriters' option to purchase the Option Preferred Securities, at any time at or prior to the Option Closing Date, without liability on the part of the Underwriters to the Offerors, if:

                  (a) either Offeror shall have failed, refused, or been unable to perform any agreement on its part to be performed under this Agreement, or any of the conditions referred to in Section 6 shall not have been fulfilled, when and as required by this Agreement;

                  (b) the Offerors or any of the Subsidiaries shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which in the judgment of the Underwriters impairs in any material respect the investment quality of the Designated Preferred Securities;

                  (c) there has been since the respective dates as of which information is given in the Registration Statement or the Prospectus, any adverse change in, or any development which is likely to have an adverse effect in any material respect on, the financial condition, earnings, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis, whether or not arising in the ordinary course of business;

                  (d) there has occurred any outbreak of hostilities or other calamity or crisis or change in general economic, political or financial conditions, or internal conditions, the effect of which on the financial markets of the United States is such as to make it, in the Underwriters' reasonable judgment, impracticable to market the Designated Preferred Securities or enforce contracts for the sale of the Designated Preferred Securities;

                  (e) trading generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, by any of said exchanges or market system or by the Commission or any other governmental authority;

                  (f) a banking moratorium shall have been declared by either federal or Colorado authorities; or

                  (g) any action shall have been taken by any government in respect of its monetary affairs which, in the Underwriters' reasonable judgment, has an adverse effect on the United States securities markets.

         If this Agreement shall be terminated pursuant to this Section 8, the Offerors shall not then be under any liability to the Underwriters except as provided in Sections 5 and 7 hereof.

         9. DEFAULT BY UNDERWRITERS. If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Firm Preferred Securities, as the case may be, which such Underwriter has agreed to purchase and pay for on such date otherwise than by reason of the nonfulfillment of any condition to its obligation to do so hereunder), you, as Representative of the Underwriters, shall use your best efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase such amounts as may be agreed upon, and upon the terms set forth herein, of the Firm Preferred Securities or Option Preferred Securities, as the case may be, which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as Representative, shall not have procured such other Underwriters, or any others, to purchase the Firm Preferred Securities or Option Preferred Securities, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of Preferred Securities with respect to which such default shall occur does not exceed 10% of the Firm Preferred Securities or Option Preferred Securities, as the case may be, which they are obligated to purchase hereunder, to purchase the Firm Preferred Securities or Option Preferred Securities, as the case may be, which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of Preferred Securities with respect to which such default shall occur exceeds 10% of the Firm Preferred Securities or Option Preferred Securities, as the case may be, covered hereby, you as the Representative of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the nondefaulting Underwriters or of the Offerors except for expenses to be borne by the Offerors and the Underwriters as provided in Section 5 hereof and the indemnity and contribution agreements in
Section 7 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representative, may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         10. EFFECTIVE DATE OF AGREEMENT. If the Registration Statement is not effective at the time of execution of this Agreement, this Agreement shall become effective on the Effective Date at the time the Commission declares the Registration Statement effective. The Company shall immediately notify the Underwriters when the Registration Statement becomes effective.

         If the Registration Statement is effective at the time of execution of this Agreement, this Agreement shall become effective at the earlier of 11:00 a.m. Denver time, on the first full business day following the day on which this Agreement is executed, or at such earlier time as the Underwriters shall release the Designated Preferred Securities for initial public offering. The Underwriters shall notify the Offerors immediately after it has taken any action which causes this Agreement to become effective.

         Until such time as this Agreement shall have become effective, it may be terminated by the Offerors, by notifying the Representative, or by the Underwriters, by notifying either Offeror, except that the provisions of Sections 5 and 7 shall at all times be effective.

         11. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. The representations, warranties, indemnities, agreements and other statements of the Offerors and their officers and trustees set forth in or made pursuant to this Agreement and the agreements of the Underwriters contained in
Section 7 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Offerors or controlling persons of either Offeror, or by or on behalf of the Underwriters or controlling persons of the Underwriters or any termination or cancellation of this Agreement and shall survive delivery of and payment for the Designated Preferred Securities.

         12. NOTICES. Except as otherwise provided in this Agreement, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, mailed by registered or certified mail, return receipt requested, or transmitted by any standard form of telecommunication and confirmed. Notices to either Offeror shall be sent to 1825 Lawrence Street, Suite 444, Denver, Colorado, 80202, Attention: Charles R. Harrison (with a copy to Davis, Graham & Stubbs, LLP, 370 17th Street, Suite 4700, Denver, Colorado, 80202, Attention: Ronald R. Levine, II, Esq.); and notices to the Underwriters shall be sent c/o Bigelow & Company, 1401 Seventeenth Street, Suite 1300, Denver, Colorado, 80202,
Attention: Robert E. Bigelow (with a copy to Kutak Rock, 717 Seventeenth Street, Suite 2900, Denver, Colorado, 80202, Attention: Robert J. Ahrenholz, Esq.).

         13. PARTIES. The Agreement herein set forth is made solely for the benefit of the Underwriters and the Offerors and, to the extent expressed, directors, trustees and officers of the Offerors, any person controlling the Offerors or the Underwriters, and their respective successors and assigns. No other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, in his status as such purchaser, from the Underwriters of the Designated Preferred Securities.

         14. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Colorado, without giving effect to the choice of law or conflicts of law principles thereof.

         15. COUNTERPARTS. This Agreement may be executed in one or more counterparts, and when a counterpart has been executed by each party hereto all such counterparts taken together shall constitute one and the same Agreement.

         If the foregoing is in accordance with the Underwriters' understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this shall become a binding agreement between the Company, the Trust and the Underwriters in accordance with its terms.

                                      Very truly yours,

                                      UNION BANKSHARES, LTD.


                                      By
                                           -------------------------------
                                      Name
                                           -------------------------------
                                      Title
                                           -------------------------------


                                      UNION BANKSHARES CAPITAL TRUST I


                                      By
                                           -------------------------------
                                      Name
                                           -------------------------------
                                      Title
                                           -------------------------------

CONFIRMED AND ACCEPTED,
as of ________________________, 1998.

BIGELOW & COMPANY
Acting on behalf of itself and the several
   Underwriters named in Schedule A


By
     -------------------------------
Name
     -------------------------------
Title
     -------------------------------

                                   SCHEDULE A



     UNDERWRITER                              NUMBER OF PREFERRED SHARES TO
                                                       BE PURCHASED
     Bigelow & Company
     Barington Capital Group, L.P.
     EVEREN Securities, Inc.
     Fahnestock & Co. Inc.
     Pacific Crest Securities Inc.
     Schneider Securities, Inc.
                          TOTAL                         1,315,790





                                       A-1